PRODUCT INFORMATION NOTICE DATED FEBRUARY 12, 2021
to the following variable annuity contracts

The Director 2008

ISSUED BY:
Talcott Resolution Life Insurance Company Separate Account Three and
Talcott Resolution Life and Annuity Insurance Company Separate Account Three

This product information notice should be retained for future reference.

Effective on or about April 30, 2021, the name of each Fund is changing as indicated below:

Current Name	New Name
Invesco Oppenheimer V.I. Global Fund	Invesco V.I. Global Fund
Invesco Oppenheimer V.I. Main Street Fund®	Invesco V.I. Main Street Fund®

HV-7831